UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2016, RespireRx Pharmaceuticals Inc. (the “Company”) approved the issuance of two demand promissory notes in the principal amount of $25,000 each, one to the Company’s President and Chief Executive Officer, James S. Manuso, Ph.D., who is a director and significant shareholder of the Company, and the second to the Company’s Executive Chairman and Chief Scientific Officer, Arnold S. Lippa, Ph.D., who is also a director and significant shareholder of the Company, in exchange, in each case for $25,000 that was loaned by each of Dr. Lippa and Dr. Manuso, respectively, to the Company on September 22, 2016 and September 23, 2016, respectively (each a “Note” and together, the “Notes”). The proceeds of the loans will be used for general corporate purposes.

Each Note will be payable on demand and bear interest at a rate equal to 10% per annum, with any accrued but unpaid interest added to principal at the end of each year that the balance is outstanding. Each Note grants a security interest in the assets of the Company, subject to certain conditions as set forth therein.

Under the Notes, each lender is to receive three-year warrants (each a “Warrant” and together, the “Warrants”) covering an aggregate number of shares of the Company’s common stock equal to the principal amount of the loan funded by the applicable lender divided by the closing price of the Company’s common stock on the date the loan was made. Accordingly, Dr. Manuso will receive a Warrant to purchase 5,155 shares of the Company’s common stock, with an exercise price of $4.85 per share, and Dr. Lippa will receive a Warrant to purchase 5,000 shares of the Company’s common stock, with an exercise price of $5.00 per share.

This description of the Notes and Warrants does not purport to be complete and is qualified in its entirety by reference to each Note, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and each Warrant, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRERX PHARMACEUTICALS INC.
Date: September 28, 2016
	By:	/s/ Robert N. Weingarten
Robert N. Weingarten
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Form of Demand Promissory Note.
10.2	Form of Warrant.